UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 24, 2024

Kinetik Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38048	81-4675947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2700 Post Oak Blvd., Suite 300 Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

(713) 621-7330

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	KNTK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 24, 2024, Kinetik Holdings Inc. (the “Company”) consummated the previously announced transaction contemplated by that certain Membership Interest Purchase Agreement (the “Durango MIPA”), dated May 9, 2024, by and between the Company, Kinetik Holdings, LP, a subsidiary of the Company (the “Partnership”), and Durango Midstream LLC, an affiliate of Morgan Stanley Equity Partners (the “Durango Seller”), pursuant to which the Partnership purchased all of the membership interests of Durango Permian, LLC from Durango Seller for an aggregate purchase price of approximately $765 million (the “Durango Acquisition”), consisting of (i) approximately $315 million of cash paid at closing, (ii) approximately 3.8 million common units in the Partnership (“OpCo Units”) and an equivalent number of shares of Class C Common Stock, par value $0.0001 per share (“Class C Common Stock”) issued at closing and (iii) approximately 7.7 million OpCo Units and an equivalent number of shares of Class C Common Stock to be issued on July 1, 2025. Durango Seller is also entitled to a $75 million earn out in cash contingent upon the Kings Landing gas processing complex in Eddy County, New Mexico (the “Kings Landing Project”) being placed into service (the “Kings Landing Earnout”). The Kings Landing Earnout is subject to reduction based on actual capital costs associated with the Kings Landing Project.

On June 24, 2024, in connection with the closing of the Durango Acquisition, the Company, the Partnership and Durango Seller entered into a board observer rights agreement (the “Observer Rights Agreement”) and a registration rights agreement (the “Registration Rights Agreement”).

Observer Rights Agreement

Pursuant to the Observer Rights Agreement, Durango Seller is entitled to appoint one observer to the board of directors of the Company for so long as it has the right to receive Deferred Consideration (as defined in the Durango MIPA) and until the date that it ceases to hold at least 6,000,000 shares of Class A Common Stock, par value $0.0001 per share, of the Company (“Class A Common Stock”) or Class C Common Stock.

Registration Rights Agreement

Pursuant to the Registration Rights Agreement, the Company has agreed to file a registration statement, within 180 days of closing, registering for resale shares of Class A Common Stock issuable or issued upon exchange of the shares of Class C Common Stock and OpCo Units received by Durango Seller pursuant to the Durango MIPA (the “Registrable Securities”). Durango Seller also has the right to demand that the Company undertake an underwritten offering of Registrable Securities so long as such offering is expected to result in proceeds of at least $100 million, subject to certain other limitations. In addition, Durango Seller has certain “piggyback” rights if the Company or other holders of the Company’s securities undertake an underwritten offering, subject to customary cutbacks. Durango Seller has also agreed, subject to certain customary exceptions, not to directly or indirectly sell, offer or agree to sell, or otherwise transfer, or loan or pledge, through swap or hedging transactions, or grant any option to purchase, make any short sale or otherwise dispose of the OpCo Units and shares of Class C Common Stock (and any shares of Class A Common Stock issued upon redemption thereof) issued to Durango Seller at closing for approximately 1 year.

The foregoing descriptions of the Observer Rights Agreement and Registration Rights Agreement are qualified in their entirety by reference to the full and complete terms of the Observer Rights Agreement and Registration Rights Agreement, which are included as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information with respect to the closing of the Durango Acquisition in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

Item 7.01	Regulation FD Disclosure.

On June 24, 2024, the Company issued a press release announcing the consummation of the Durango Acquisition. A copy of the Company’s press release is attached hereto and furnished as Exhibit 99.1 and is incorporated in this report by reference.

The information provided in this Item 7.01, including the accompanying Exhibit 99.1, shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

To be filed by amendment not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

To be filed by amendment not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description

4.1	Registration Rights Agreement, dated as of June 24, 2024, by and among Kinetik Holdings Inc. and Durango Midstream LLC.

10.1†	Observer Rights Agreement, dated as of June 24, 2024, by and among Kinetik Holdings Inc., Kinetik Holdings LP and Durango Midstream LLC.

10.2†	Membership Interest Purchase Agreement, dated as of May 9, 2024, by and among Kinetik Holdings Inc., Kinetik Holdings LP and Durango Midstream, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on May 13, 2024).

99.1	Press Release, dated June 24, 2024, issued by Kinetik Holdings Inc. (furnished solely for purposes of Item 7.01 of this Form 8-K).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

Certain schedules and similar attachments to this exhibit have been omitted pursuant to Item 601(a)(5) and/or Item 601(b)(10)(iv), as applicable, of Regulation S-K. The Company agrees to furnish an unredacted, supplemental copy (including any omitted schedule or attachment) to the SEC upon request. Redactions and omissions are designated with brackets containing asterisks.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2024

KINETIK HOLDINGS INC.

By:	/s/ Todd Carpenter
Name:	Todd Carpenter
Title:	General Counsel, Assistant Secretary and Chief Compliance Officer

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